SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
                               -------------


                                  FORM 8-K


                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


       Date of report (Date of earliest event reported): July 7, 2000


                             DEXTER CORPORATION
             (Exact Name of Registrant as Specified in Charter)



        CONNECTICUT                   1-5542                  06-0321410
(State of Other Jurisdiction  (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)



              ONE ELM STREET, WINDSOR LOCKS, CONNECTICUT06096
              (Address of Principal Executive ffic (Zip Code)




                                860-292-7675
            (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

      On July 9, 2000, Dexter Corporation (the "Company") announced that it signed a definitive agreement with Invitrogen Corporation ("Invitrogen") providing for a merger of the Company into Invitrogen in which all of the Company's outstanding shares of common stock will be converted into $62.50 per share in cash and Invitrogen stock. A copy of the definitive merger agreement between the Company and Invitrogen is filed as Exhibit 2.1 hereto.

      In addition to the merger with the Company, Invitrogen also agreed to a merger with Life Technologies, Inc. ("Life Technologies") in which shares of Life Technologies common stock will be converted into $60 per share in cash and Invitrogen stock. The Company currently owns approximately 75 percent of Life Technologies' common stock. A copy of the definitive merger agreement between Life Technologies and Invitrogen is filed as Exhibit 2.2 hereto.

      A copy of the press release announcing the execution of the definitive merger agreements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      2.1 Agreement and Plan of Merger, dated as of July 7, 2000, between Invitrogen Corporation and Dexter Corporation. The Company will furnish supplementally a copy of all omitted schedules to Exhibit
            2.1 upon the request of the Securities and Exchange Commission.

      2.2 Agreement and Plan of Merger, dated as of July 7, 2000, between Invitrogen Corporation and Life Technologies, Inc. The Company will furnish supplementally a copy of all omitted schedules to
            Exhibit 2.2 upon the request of the Securities and Exchange Commission.

      99.1  Press release dated July 9, 2000, of the Company.






                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DEXTER CORPORATION

                                    By:  /s/ Kathleen Burdett
                                       --------------------------------------
                                       Name: Kathleen Burdett
                                       Title:  Chief Financial Officer


Date:  July 10, 2000




                            EXHIBIT INDEX

Exhibit No.             Exhibit Name                     Page Number

      2.1   Agreement and Plan of Merger, dated as
            of July 7, 2000, between Invitrogen
            Corporation and Dexter Corporation. The
            Company will furnish supplementally a
            copy of all omitted schedules to Exhibit
            2.1 upon the request of the Securities
            and Exchange Commission.

      2.2   Agreement and Plan of Merger, dated as
            of July 7, 2000, between Invitrogen
            Corporation and Life Technologies, Inc.
            The Company will furnish supplementally
            a copy of all omitted schedules to
            Exhibit 2.2 upon the request of the
            Securities and Exchange Commission.

      99.1  Press release dated July 9, 2000, of the
            Company.